UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      April 5, 2004

LABOR READY, INC.

(Exact name of Registrant as specified in its charter)

Washington	91-1287341
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1015 A Street

Tacoma, Washington  98402

(Address of principal executive offices, including zip code)

(253) 383-9101

(Registrant’s telephone number, including area code)

ITEM 9.          REGULATION FD DISCLOSURE

On April 5, 2004, Labor Ready, Inc. (the “Company”) issued a press release (the “Press Release”) whereby the Company announced that it (1) has acquired substantially all of the assets of Spartan Staffing, a privately-owned temporary staffing company and (2) will release first quarter 2004 earnings results after the market closes on April 21, 2004 and will host a conference call on April 22, 2004.

The Press Release is attached hereto as Exhibit 99.1.  In accordance with General Instruction B.2. of Form 8-K, the information contained in the Press Release shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 5, 2004

LABOR READY, INC.

By:	/s/ Joseph P. Sambataro, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Labor Ready, Inc. (the “Company”), dated April 5, 2004.